UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2017 (June 19, 2017)

Bison Capital Acquisition Corp.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38120	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

609-610 21st Century Tower

No. 40 Liangmaqiao Road
Chaoyang District, Beijing
China 100016
(Address of principal executive offices, including Zip Code)

(86) 10-8444-6968

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 19, 2017, the registration statement (File No. 333-218404) (the “Registration Statement”) for Bison Capital Acquisition Corp.’s (the “Company”) initial public offering (“IPO”) was declared effective by the U.S. Securities and Exchange Commission (the “Commission”). In connection therewith, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated June 19, 2017, between the Company and EarlyBirdCapital, Inc. as representative of the underwriters (“EBC”);

●	A Letter Agreement, dated June 19, 2017, between the Company and EBC;

●	A Warrant Agreement, dated June 19, 2017, between the Company and Continental Stock Transfer & Trust Company(“Continental”);

●	A Rights Agreement, dated June 19, 2017, between the Company and Continental;
●	A Letter Agreement, dated June 19, 2017, among the Company, EBC and each of the sponsor, director and officer of the Company;
●	Amended and Restated Subscription Agreement, dated June 19, 2017, between the Company and the sponsor;

●	Amended and Restated Subscription Agreement, dated June 19, 2017, between the Company and EBC;

●	An Investment Management Trust Agreement, dated June 19, 2017, between the Company and Continental;

●	A Registration Rights Agreement, dated June 19, 2017, between the Company and security holders;

●	An Letter Agreement, dated June 19, 2017, between the Company and Bison Capital Holding Limited (the “Sponsor’) regarding administrative support;

●	An Escrow Agreement, dated June 13, 2017, among the Company, initial shareholders, and Continental Stock Transfer & Trust Company;

●	An Indemnity Agreement, dated June 19, 2017, among the Company, some of directors and officers of the Company.

On June 23, 2017, the Company consummated its IPO of 5,250,000 units (“Units”). Each Unit consists of one ordinary share, no par value per share (“Ordinary Share”), one right (“Right”) and one half (1/2) of one warrant (“Warrant”). Each right entitles the holder to receive one-tenth (1/10) of one Ordinary Share upon consummation of an initial business combination (a “Business Combination”). Each whole warrant entitles the holder thereof to purchase one Ordinary Share at an exercise price of $11.50 per share. Each warrant will become exercisable on a consummation of Business Combination, and will expire five years after the completion of a Business Combination, or earlier upon redemption. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $52,500,000. The Company has granted EBC, the representative of the underwriters, a 30-day option to purchase up to an additional 787,500 units (over and above the 5,250,000 units referred to above) solely to cover over-allotments, if any.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO, the Company consummated the private placement (“Private Placement”) of 388,750 units (with 362,500 units being purchased by the Company’s Sponsor and 26,250 units being purchased by EarlyBirdCapital) in the aggregate (“Private Units”) at a price of $10.00 per Private Unit. The Private Placement generated total proceeds of $3,887,500. The Private Units consist of one Ordinary Share (“Private Share”), one right (“Private Right”) and one half (1/2) of one warrant (“Private Warrant”).

The Private Units and underlying securities are identical to the Units and underlying securities sold in the IPO except that (1) the Private Units were purchased pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and will become tradable only after certain conditions are met or the resale of the Private Units is registered under the Securities Act; (2) the Private Warrants will be non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the initial purchasers or their permitted transferees; and (3) with certain limited exceptions, the Private Units will not be transferable, assignable or salable by the initial purchasers or their permitted transferees until after the completion of a Business Combination. If the Private Warrants are held by holders other than the holders who purchased Private Units or their permitted transferees, the Private Warrants will be redeemable by the Company and exercisable by the holders on the same basis as the Warrants sold in the IPO.

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In connection with the IPO, the Company also issued to EBC an option to purchase up to a total of 157,500 additional Units exercisable at $10.00 per Unit commencing on the later of the consummation of a Business Combination and one year from the date of the prospectus relating to the IPO. The Units issuable upon exercise of this option are identical to those offered by the IPO except that the units, if the purchase option is exercised, will be purchased pursuant to an exemption from the registration requirements of the Securities Act and will become tradable only after certain conditions are met or the resale of the Units is registered under the Securities Act.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On June 19, 2017, the Company filed its Amended and Restated Memorandum of Association in British Virgin Islands. The terms of the foregoing are set forth in the Registration Statement and are incorporated herein by reference.

Item 8.01. Other Events.

A total of $53,812,500 of the net proceeds of the IPO, taking into account the $3,887,500 the Company received from the sale of the Private Units, or $10.25 per unit sold to the public in the IPO, was placed in a trust account (“Trust Account”) in the United States at JPMorgan Chase Bank, N.A., maintained by Continental, acting as trustee pursuant to an agreement signed on June 19, 2017. The remaining $500,000 of net proceeds of the IPO was not held in the Trust Account.

Copies of the press releases issued by the Company announcing the effectiveness of the Registration Statement and consummation of the IPO are included as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 19, 2017, between the Company and EarlyBirdCapital, Inc. as representative of the underwriters

1.2	Letter Agreement, dated June 19, 2017, between the Company and EBC

3.1	Amended and Restated Memorandum of Association and Article of Incorporation

4.1	Warrant Agreement, dated June 19, 2017, between the Company and Continental Stock Transfer & Trust Company

4.2	Unit Purchase Option Agreement, dated June 19, 2017, between the Company and EarlyBirdCapital, Inc.

4.3	Rights Agreement, dated June 19, 2017, between the Company and Continental Stock Transfer & Trust Company

10.1	Investment Management Trust Agreement, dated June 19, 2017, between the Company and Continental Stock Transfer & Trust Company

10.2	Registration Rights Agreement, dated June 19, 2017, between the Company and securityholders

10.3	Letter Agreement, dated June 19, 2017, among the Company, EarlyBirdCapital, Inc. and each shareholder, director and officer of the Company

10.4	Administrative Services Agreement between the Company and Bison Capital Holding Company Limited, dated June 19, 2017.

10.5	Escrow Agreement, dated June 19, 2017, among the Company, initial shareholders and Continental Stock Transfer & Trust Company

10.7	Amended and Restated Unit Subscription Agreement, dated June 19, 2017, between the Registrant and Sponsor

10.11	Amended and Restated Unit Subscription Agreement, dated June 19, 2017, between the Registrant and EBC

99.1	Press Release, dated June 19, 2017, Announcing Effectiveness of IPO

99.2	Press Release, dated June 23, 2017, Announcing Closing of IPO

99.3	Audit Committee Charter

99.4	Compensation Committee Charter

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2017

Bison Capital Acquisition Corp.

By:	/s/James Jiayuan Tong
James Jiayuan Tong
Chief Executive Officer, Chief Financial Officer and Director

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